UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2017 (January 7, 2017)

VCA Inc.

(Exact name of registrant as specified in its charter)

Delaware	01-16783	95-4097995
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

12401 West Olympic Boulevard

Los Angeles, California 90064

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 310-571-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Press Release

On January 7, 2017, VCA Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with MMI Holdings, Inc., a Delaware corporation (“Acquiror”), Venice Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Acquiror (“Venice Merger Sub”), and, solely for purposes of Section 9.15 of the Merger Agreement, Mars, Incorporated, a Delaware corporation (“Mars”).

The Company and Mars issued a joint press release announcing the execution of the Merger Agreement. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information required by Item 1.01, including a copy of the Merger Agreement, will be filed in a separate Current Report on Form 8-K.

Forward Looking Statements

This report contains forward-looking statements within the meaning of the securities laws with respect to the proposed transaction between the Company, Mars and certain subsidiaries of Mars. We have included herein statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We generally identify forward-looking statements in this report using words like “believe,” “intend,” “expect,” “estimate,” “may,” “plan,” “should,” “could,” “forecast,” “looking ahead,” “possible,” “will,” “project,” “contemplate,” “anticipate,” “predict,” “potential,” “continue,” or similar expressions. You may find some of these statements below and elsewhere in this report. These forward-looking statements are not historical facts and are inherently uncertain and outside of our control. Any or all of our forward-looking statements in this report may turn out to be incorrect. They can be affected by inaccurate assumptions we might make, or by known or unknown risks and uncertainties. Many factors mentioned in our discussion in this report will be important in determining future results. Consequently, no forward-looking statement can be guaranteed. Actual future results may vary materially.    Many factors could cause actual future events to differ materially from the forward-looking statements in this report, including but not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the common stock of the Company; (ii) the failure to satisfy or obtain waivers of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of the Company and the receipt of certain governmental and regulatory approvals; (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (iv) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results and business generally; (v) risks that the proposed transaction disrupts current plans and operations of the Company, including the risk of adverse reactions or changes to business relationships with customers, suppliers and other business partners of the Company; (vi) potential difficulties in the hiring or retention of employees of the Company as a result of the proposed transaction; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations; (viii) potential litigation relating to the merger agreement or the proposed transaction; (ix) unexpected costs, charges or expenses resulting from the proposed transaction, (x) competitive responses to the proposed transaction; and (xi) legislative, regulatory and economic developments.

The foregoing list of factors is not exclusive. Additional risks and uncertainties that could affect the Company’s financial and operating results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2015 filed with the Securities and Exchange Commission (the “SEC”) on February 26, 2016, and the Company’s more recent reports filed with the SEC. The Company can give no assurance that the conditions to the proposed transaction will be satisfied, or that it will close within the anticipated time period. Investors and security holders are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which statements were made. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

This report is being made in respect of the proposed transaction between the Company, Mars and certain subsidiaries of Mars. In connection with the proposed transaction, the Company will file relevant materials with the

SEC, including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction. The Company also plans to file with the SEC other documents regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO CAREFULLY READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) IN THEIR ENTIRETY AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTION. When completed, a definitive proxy statement and form of proxy will be mailed to the stockholders of the Company. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or through the investor relations section of the Company’s website (http://investor.vca.com).

Participants in Solicitation

This report does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. The Company and its directors, executive officers and certain employees may be deemed to be participants in the solicitations of proxies from the Company’s stockholders with respect to the meeting of stockholders that will be held to consider the proposed transaction. Information about the persons who may, under the SEC rules, be considered to be participants in the solicitation of stockholders of the Company in connection with the proposed transaction, is set forth in the proxy statement for the Company’s 2016 Annual Meeting of Stockholders filed with the SEC on March 4, 2016. Stockholders may obtain additional information regarding the direct and indirect interests of any such persons who may, under the SEC rules, be considered to be participants in the solicitation of stockholders of the Company in connection with the proposed transaction, including the interests of the Company’s directors and executive officers in the proposed transaction, which may be different than those of the stockholders of the Company generally, by reading the proxy statement and other relevant documents regarding the proposed transaction when they become available, which the Company will file with the SEC. Copies of these documents (when they become available) may be obtained free of charge as described in the preceding paragraph.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Exhibit

99.1	Joint Press Release issued by the Company and Mars on January 9, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VCA INC.

By:	/s/ Tomas W. Fuller
Name:	Tomas W. Fuller
Title:	Chief Financial Officer, Vice President, and Secretary

Date: January 9, 2017

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Joint Press Release issued by the Company and Mars on January 9, 2017